Exhibit 10.1
AMENDMENT NO. 1 TO SHORTFALL AGREEMENT
     AMENDMENT No. 1 (this “Amendment”) dated as of December 18, 2008 to the Shortfall Agreement dated as of November 25, 2008 by and between Maiden Lane III LLC, a Delaware limited liability company (“ML III”), and AIG Financial Products Corp., a Delaware corporation (“AIG-FP”) (the “Shortfall Agreement”).
RECITALS
     WHEREAS, the parties hereto desire to amend the Shortfall Agreement as set forth herein to provide for the addition of certain derivative transactions to such agreement and to provide for additional payments between ML III and AIG-FP;
     NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:
     Section 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Shortfall Agreement has the meaning assigned to such term therein. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Shortfall Agreement shall, after this Amendment becomes effective, refer to the Shortfall Agreement as amended hereby.
     Section 2. Adjustment Date. The parties agree that December 18, 2008 shall be the Adjustment Date under the Shortfall Agreement.
     Section 3. Amendment of Shortfall Agreement. Effective as of the date hereof, the Shortfall Agreement is hereby amended as follows:
     (a) The first recital shall be replaced by the following text:
     “WHEREAS as of October 31, 2008, AIG-FP was party to the derivative transactions listed on Schedule A (the “Derivative Transactions”), with an aggregate notional value of $62,129,719,487;”
     (b) Schedule A to the Shortfall Agreement shall be replaced in full with Schedule A hereto.
     (c) The following text shall be inserted immediately after Section 2(c):
     (d) On the Adjustment Date (i) if the aggregate of deemed increases in Posted Collateral exceeds the aggregate of deemed reductions in Posted Collateral pursuant to Section 2(c) of the applicable Termination Agreements, ML III shall pay or cause to be paid, in immediately available funds, to AIG-FP the amount of such excess and (ii) if the aggregate of deemed reductions in Posted Collateral exceeds the aggregate of deemed increases in Posted Collateral pursuant to Section 2(c) of the applicable Termination Agreements, AIG-FP shall pay, in immediately available funds, to ML III the amount of such excess for credit to the Collateral Account.

     Section 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     Section 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
     Section 6. Effectiveness. This Amendment shall become effective on the date when each party hereto shall have received from each of the other parties hereto a counterpart hereof signed by such party or facsimile or other written confirmation that such party has signed a counterpart hereof.
     Section 7. Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
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     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

MAIDEN LANE III LLC

By: FEDERAL RESERVE BANK OF NEW YORK, as its sole Managing Member

By:	/s/ Helen Mucciolo

Name: Helen Mucciolo
Title: Senior Vice President

AIG FINANCIAL PRODUCTS CORP.

By:	/s/ William N. Dooley

Name: William N. Dooley
Title: Chief Executive Officer

Schedule A
to
Shortfall Agreement
List of Derivative Transactions